UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 28, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, Georgia 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On February 28, 2013, AdCare Health Systems, Inc. (the “Company”) and certain of its subsidiaries (together, the “Ohio ALF Sellers”) sold to CHP Acquisition Company, LLC (“CHP”), pursuant to that certain Agreement of Sale, dated October 11, 2012 and amended December 28, 2012 (as amended, the “Ohio Sale Agreement”), between the Ohio ALF Sellers and CHP, certain land, buildings, improvements, furniture, fixtures and equipment comprising the Lincoln Lodge Retirement Residence (the “Lincoln Lodge Facility”) located in Columbus, Ohio for an aggregate purchase price of $2,400,000 (the “Lincoln Lodge Purchase Price”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 4, 2013, the Ohio ALF Sellers sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following assisted living facilities: (i) Hearth & Home of El Camino located in Springfield, Ohio; (ii) Hearth & Home of Van Wert located in Van Wert, Ohio; (iii) Hearth & Home at Harding located in Springfield, Ohio; and (iv) Hearth & Home at Urbana located in Urbana, Ohio for an aggregate purchase price of $16,097,652.80 ((i) through (iv), together with the Lincoln Lodge Facility, the “Sold Ohio Facilities”).

The Lincoln Lodge Purchase Price consisted of, among other items, $435,498.46 in cash proceeds to the Company and the repayment of the principal balance of a United States Department of Housing and Urban Development (“HUD”) loan with respect to the Lincoln Lodge Facility in an aggregate amount of $1,854,480.88.  In connection with the sale of the Lincoln Lodge Facility, the Company and an affiliate of CHP also entered into an assignment and assumption agreement of leases, rents and security deposits, containing customary terms and conditions.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2013, the Ohio Sale Agreement also includes the sale of Hearth & Home of Vandalia, the Company’s assisted living facility located in Vandalia, Ohio (the “Vandalia Facility”).  The closing date for the sale of the Vandalia Facility is the sooner of: (x) September 1, 2014; (y) such time that HUD approves the assignment to CHP of the HUD loan with respect to the Vandalia Facility; or (z) such time as HUD informs the Company of its desire to cause the parties to terminate that certain Management Agreement, dated December 28, 2012, between affiliates of the Company and affiliates of CHP.  It is currently anticipated that the closing of the sale of the Vandalia Facility will occur in the first half of 2013.

Item 9.01              Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information. The unaudited pro forma consolidated financial statements giving effect to the divestiture of the Sold Ohio Facilities and the anticipated divestiture of the Vandalia Facility as described above in Item 2.01 of this Current Report on Form 8-K as of September 30, 2012 and for the twelve months ended December 31, 2011 and 2010 and the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.1 and incorporated by reference herein.

(d)                                 Exhibits.

99.1                                    Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

99.1                        Unaudited Pro Forma Consolidated Financial Information.